LB Series Fund, Inc.

                                 Form N-SAR for
                              Period Ended 12-31-97


                               INDEX TO EXHIBITS


EXHIBIT No.                            ITEM

  99.1              Report on internal control by Independent Public
                      Accountants  (Item 77.B.)

  27                Financial Data Schedule (Exhibit 27)